UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PEOPLES FINANCIAL SERVICES CORP.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Peoples Financial
SERVICES CORP.
150 North Washington Avenue | Scranton | PA | 18503
You are cordially invited
to attend the
ANNUAL MEETING
OF SHAREHOLDERS
of Peoples Financial Services Corp.
This year’s meeting will be held
Saturday, May 10, 2014
at the
Stone Hedge Country Club
287 German Hill Rd | Factoryville | PA 18419
The breakfast starts at 9:00am and will be immediately followed by the Business Portion of the Annual Meeting
RESERVATIONS ARE NECESSARY —
Please RSVP by April 30, 2014
Marie Luciani, Investor Relations Officer
570.346.7741 x2352
Please vote your shares promptly via the internet, telephone, or mail. Voting instructions provided on the proxy card.